UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2023

Commercial Metals Company

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2023, Commercial Metals Company (the “Company”) announced that Barbara R. Smith, the Company’s Chairman and Chief Executive Officer, has elected to retire as Chief Executive Officer, effective September 1, 2023; Ms. Smith will continue her service on the Company’s Board of Directors (the “Board”) as Executive Chairman effective September 1, 2023. Peter R. Matt, the Company’s President, will assume the role of Chief Executive Officer and President of the Company, effective September 1, 2023. Mr. Matt will continue as a member of the Board, which he joined in June 2020.

Mr. Matt, 60, has served as the Company’s President since April 9, 2023. Prior to serving as the Company’s President, Mr. Matt served as Executive Vice President and Chief Financial Officer of Constellium, SE (“Constellium”), a leading global aluminum fabrication company, from January 2017 to April 2023. From November 2015 to November 2016, Mr. Matt served as a Managing Partner for Tumpline Capital, LLC. From 1985 to 2015, he held various leadership positions with Credit Suisse.

At Constellium, Mr. Matt served as Executive Vice President and Chief Financial Officer, with additional responsibility for strategy, procurement and IT. In these capacities, he played a key role in the turnaround of the company, focusing on improving operating results, enhancing financial flexibility, managing risks, building out the strategic agenda and developing a strong team. Over his 30 years as a banker, he had extensive experience working as an advisor to a wide range of industrial companies, including a number of steel companies, on strategic transactions, including mergers and acquisitions, and a broad range of financing transactions.

On July 10, 2023, in connection with Mr. Matt’s appointment as Chief Executive Officer and President of the Company, Mr. Matt and the Company entered into that certain Amendment No. 2 to the Terms and Conditions of Employment (the “Matt Amendment”). The Matt Amendment, which becomes effective on September 1, 2023, provides for, among other things, (a) Mr. Matt’s new title, (b) his duties as Chief Executive Officer and President, and (c) a minimum annual base salary of $1,000,000. In addition, commencing with the fiscal year ending August 31, 2024, Mr. Matt will be eligible to receive an annual cash incentive bonus under the Company’s 2013 Cash Incentive Plan, as amended, of up to 125% of his base salary with respect to each fiscal year of the Company ending August 31 during the term of his employment. Mr. Matt will also be eligible to receive a target equity grant under the Company’s 2013 Long-Term Equity Incentive Plan of up to 450% of his base salary with respect to fiscal years beginning on or after September 1, 2023. Forty percent of the long-term equity grant will be in the form of restricted stock units (“RSUs”), which will vest annually in substantially equal installments over three years, so long as Mr. Matt remains employed by the Company on such date and certain other conditions are satisfied. Sixty percent of the long-term equity grant will be in the form of performance stock units (“PSUs”) which will vest at the end of a multi-year performance period to the extent the applicable performance and other conditions are satisfied and Mr. Matt remains employed by the Company through such date. All of such RSUs and PSUs will be settled in shares of Company common stock.

On July 10, 2023, in connection with Ms. Smith’s appointment as Executive Chairman of the Board, Ms. Smith and the Company entered into that certain Terms and Conditions of Employment and Transition (the “Smith Agreement” and together with the Matt Amendment, the “Agreements”). The Smith Agreement, which becomes effective on September 1, 2023, amends, restates and supersedes her prior employment agreement with the Company, as amended, and provides for, among other things, (i) Ms. Smith’s new title, (ii) her duties as Executive Chairman, and (iii) a minimum annual base salary of $800,000. In addition, commencing with the fiscal year ending August 31, 2024, Ms. Smith will be eligible to receive an annual cash incentive bonus under the Company’s 2013 Cash Incentive Plan, as amended, of up to 100% of her base salary with respect to each fiscal year of the Company ending August 31 during the term of her employment. Ms. Smith will also be eligible to receive a target equity grant under the Company’s 2013 Long-Term Equity Incentive Plan of up to 400% of her base salary with respect to fiscal years beginning on or after September 1, 2023. Forty percent of the long-term equity grant will be in the form of RSUs, which will vest annually in substantially equal installments over three years, so long as Ms. Smith remains employed by the Company on such date and certain other conditions are satisfied. Sixty percent of the long-term equity grant will be in the form of PSUs which will vest at the end of a multi-year performance period to the extent the applicable performance and other conditions are satisfied and Ms. Smith remains employed by the Company through such date. All of such RSUs and PSUs will be settled in shares of Company common stock.

There are no arrangements or understandings between Mr. Matt and any other persons pursuant to which Mr. Matt was named Chief Executive Officer and President of the Company. Mr. Matt does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Matt does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(c) of Form 8-K.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2023.

Item 7.01	Regulation FD Disclosure.

On July 10, 2023, the Company issued a press release announcing Mr. Matt’s appointment as Chief Executive Officer and President of the Company and Ms. Smith’s retirement as Chief Executive Officer and her continued service to the Board as Executive Chairman, each effective September 1, 2023. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to liabilities under that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Commercial Metals Company on July 10, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: July 10, 2023

	By:	/s/ Jody K. Absher
	Name:	Jody K. Absher
	Title:	Vice President, Chief Legal Officer and Secretary